Analysis of the net investment in business interests and intangible assets (Tables)	12 Months Ended
Dec. 31, 2025
Analysis of the net investment in business interests and intangible assets
Schedule of the analysis of the net investment in business interests and intangible assets

	2025	2024	2023
	£m	£m	£m
Fair value given for business acquired	—	—	(139)
Acquisition of interest in associates	(14)	(4)	—
Additional investment in associates	—	(1)	(5)
Cash paid for assets and liabilities purchased	244	(2,296)	—
Net inflow/(outflow) of cash in respect of acquisitions	230	(2,301)	(144)

Disposal of net assets and liabilities	—	1,003	5,560
Loss on disposal of net assets and liabilities	—	(8)	(87)
Net inflow of cash in respect of disposals	—	995	5,473

Dividends received from associate	19	1	16
Net cash expenditure on intangible assets	(617)	(614)	(744)
Net (outflow)/inflow of cash	(368)	(1,919)	4,601